SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement.
[ ]   Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2)).
[X]   Definitive Proxy Statement.
[ ]   Definitive Additional Materials.
[ ]   Soliciting Material under Rule 14a-12.

                                  SURGICARE, INC.
            --------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:
                                                         -----------------------
      (3)   Filing Party:
                         -------------------------------------------------------
      (4)   Date Filed:
                       ---------------------------------------------------------

                                    SURGICARE, INC.
                                   6699 CHIMNEY ROCK
                                      SUITE 105
                                  HOUSTON, TEXAS 77081


                                   June 21, 2000

To Our Shareholders:

     You are cordially invited to attend the annual meeting of shareholders, which is to be held on Wednesday, July 26 2000, at 6:30 P.M. at the corporate offices located at 6699 Chimney Rock, Suite 105, Houston, Texas 77081.

The following pages contain the formal notice of the annual meeting and our proxy statement, which describe the specific business to be considered and voted upon at the annual meeting.

     It is important that your shares be represented at the meeting. Whether or not you expect to attend in person, we would greatly appreciate your efforts to return the enclosed proxy as soon as possible. If you decide to attend the annual meeting, you may withdraw your proxy should you wish to vote in person.

     We look forward to seeing you at the annual meeting.

                                       Sincerely yours,


                                       /s/ Dr. David Blumfield
                                       -------------------------
                                       Chairman of the Board


                             YOUR VOTE IS IMPORTANT

                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.

Enclosures:

1.       Proxy Card and Business Reply Envelope
2.       Annual Report to Stakeholders

                                  SURGICARE, INC.
                                 6699 Chimney Rock
                                    SUITE 105
                                HOUSTON, TEXAS 77081

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                             WEDNESDAY, JULY 26, 2000

                              --------------------

     Notice is hereby given that the annual meeting of shareholders (the "Annual Meeting") of SurgiCare, Inc. (the "Company") will be held on Wednesday, July 26 2000, at 6:30 P.M. at the corporate offices located at 6699 Chimney Rock, Suite 105, Houston, Texas 77081, for the following purposes:

(1)      To elect Nine directors of the Company;

(2) To act upon the recommendation of the Board of Directors on the appointment of Weinstein Spira & Company L.L.P. as the Company's independent auditors for 2000; and

(3) To transact such other business as may properly come before the meeting or any adjournments thereof.


     Only shareholders of record at the close of business on May 31, 2000 will be entitled to vote at the Annual Meeting.

     The enclosed Proxy Statement contains more information pertaining to matters to be voted on at the Annual Meeting. Please read the Proxy Statement carefully. Each shareholder who does not plan to attend the Annual Meeting is requested to date, sign and return the accompanying proxy in the enclosed, postage-paid envelope.

                                         By Order of the Board of Directors,


                                         /s/ DR. SHERMAN NAGLER
                                         -----------------------
                                         Secretary

Houston, Texas
June 23, 2000

                                 SURGICARE, INC.
                                6699 Chimney Rock
                                    SUITE 105
                              HOUSTON, TEXAS 77081

                              --------------------

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JULY 26 2000

                              --------------------

     This Proxy Statement is furnished to the holders of common stock, $.001 par value per share ("Common Stock"), of SurgiCare, Inc. (SurgiCare or the "Company") in connection with the solicitation of proxies by the board of directors of the Company (the "Board of Directors") to be voted at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held on Wednesday, July 26 2000, at 6:30 p.m. at the corporate offices located at 6699 Chimney Rock, Suite 105, Houston, Texas 77081, and at any adjournments or postponements thereof.

     Only stockholders of record at the close of business on May 31, 2000, (the "Record Date"), will be entitled to notice of and to vote the shares of common stock of the Company, par value $.01 per share ("Common Stock") or Convertible Preferred Stock, Series A, par value $.005 per share ("Series A Preferred Stock"), held by them on such date at the Annual Meeting or any and all postponements or adjournments thereof. On the Record Date, 12,596,657 shares of Common Stock and 1,450,000 shares of Series A Preferred Stock were outstanding and entitled to vote at the Annual Meeting.

     A majority of the shares of Common and Preferred Stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. If a quorum is not present at the time of the Annual Meeting, or if for any reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn or postpone the Annual Meeting with or without a vote of the shareholders.

     If you properly execute, return and do not revoke the enclosed proxy, the proxy will be voted in accordance with your instructions, if any, and if you do not provide instructions, your proxy will be voted (a) for the election as directors of the nominees nominated by the Nominating Committee (the NC Nominees)listed thereon and described in this proxy statement, (b) to approve the appointment of Weinstein Spira & Company L.L.P., as the Company independent auditors for 2000, and (c) in accordance with the recommendation of the Board of Directors on any other proposal that may properly come before the Annual Meeting.

     Directors must be elected by a plurality of votes cast, in person or by proxy, by the holders of Common Stock and Series A Preferred Stock, voting as a single class, entitled to vote at the Annual Meeting if a quorum is present. In voting by proxy for the election of nine directors to serve a one-year term, shareholders may vote in favor of all of the Nominees, withhold their votes as to all Nominees or withhold their votes as to a specific Nominee; in addition, by writing in the name of additional nominee, shareholders may vote in favor of Nominees to fill the nine member board. Abstentions and broker non-votes will be counted for purposes of constituting a quorum, but will not have the effect of voting in opposition to a director.

    All matters to be voted on at the Annual Meeting other than the election of the directors require approval by a majority of the votes cast, in person or by proxy, at the Annual Meeting at which a quorum is present. Abstentions and broker non-votes will be counted for purposes of constituting a quorum, but will not have the effect of a vote against such proposals.

     All expenses of the Annual Meeting, including the cost of soliciting proxies, will be paid by the Company. The Company may reimburse persons holding hares in their names for others, or holding shares for others who have the right to give voting instructions, such as brokers, banks, fiduciaries and nominees, for such persons' reasonable expenses in forwarding the proxy materials to their principals.

     Any shareholder giving a proxy may revoke it by delivering a written notice of such revocation to the Secretary of the Company at 6699 Chimney Rock, Suite 105, Houston, Texas 77081 prior to the Annual Meeting, by submitting to the Company a more recently dated proxy or by attending the Annual Meeting and voting at any time before it is exercised.

     Pursuant to Section 3.1 of the SurgiCare by-laws, the Board of Directors, on May 10, 2000, amend the Company's by-laws effective as of the date of the Annual Meeting, July 18, 2000, to increase the number of directors that constitute the whole Board of Directors to nine.

     Prior to this amendment the number of directors that constituted the Board of Directors was six.

PROPOSAL 1:      ELECTION OF DIRECTORS

BOARD RECOMMENDATIONS

     Six directors have been nominated for election by the Nominating Committee of the Board of Directors at this Annual Meeting, to hold office until the next Annual Meeting and unti the election and qualification of their successors. The Nominating Committee has nominated, and recommend the election of, six persons, Dr. Joe "Buddy" Huffmyer, D.P.M., Charles Cohen, Dr. David Blumfield, Dr. Jeffrey Penso, Dr. Son Nguyen, Dr. Sherman Nagler to serve as directors of SurgiCare.With the exception of Dr. Joe "Buddy" Huffmyer, D.P.M., all of the Nominees are currently serving on the Board. It is intended that, unless otherwise directed, the shares represented by proxy will be voted in favor of all of these persons.

Dr. Joe "Buddy" Huffmyer
Age - 55

     Dr. Joe "Buddy" Huffmyer, D.P.M. is a practicing podiatrist and has been President and CEO of Surgery Centers of America II, L.L.C. (SCOA2) since 1994. Dr. Huffmyer graduated from the Ohio College of Podiatric Medicine in 1974 and has been board certified since 1979. He currently practices at his clinic, Oklahoma Foot and Ankle Clinic, in Edmond, Oklahoma. Dr. Huffmyer became involved in healthcare management in 1992 when a group of Oklahoma city area physicians of which he was a member purchased a defunct out-patient surgery center in hopes of getting better quality care for their patients. A year later, having transformed it into a successful business venture, a national healthcare company purchased the center. Surgery Centers of America was formed with the proceeds of the sale. Since then Dr. Huffmyer has moved the company from development and management of surgery centers to being participating partners. To facilitate this transition SCOA2 was formed.

Dr. David Blumfield
Age - 41
Director since 1999

     Dr. David Blumfield D.P.M. was elected as a Director and President and Chief Executive Officer of SurgiCare, Inc. on July 10, 1999. Dr. Blumfield has served as President of Bellaire SurgiCare, Inc. ("Bellaire") since March of
1995. He has been in private practice for 15 years. He received his undergraduate degree in 1980 at Wilkes University, and then attended the Temple College of Podiatric Medicine. He has been a diplomat of the American Board of Podiatric Surgery since 1988.

Mr. Charles S. Cohen
Age - 39
Director since 1999

     Mr. Charles S. Cohen was elected as a Director and Chief Operating Officer of SurgiCare on July 10, 1999. Mr. Cohen has been the Chief Operating Officer of Bellaire since September 1998. Prior to September of 1998, Mr. Cohen was the President of Medical Distributors International, Inc. (MDI) he was elected to that position in November of 1994. He has served as a Director of TMDI Medical Inc, ("TMDI"), from 1995-1997. Both MDI and TMDI were involved with the international purchasing, importing, and exporting of medical and surgical equipment. Mr. Cohen was educated at the University of Missouri at Columbia in business.

Dr. Jeffrey Penso
Age - 45
Director Since 1999

     Dr. Jeffrey Penso D.P.M. was elected as Director and Vice President of SurgiCare on July 10, 1999. Dr. Penso has served as Vice-President of Bellaire since July of 1998. He has been in private practice for 18 years. He received his undergraduate degree in 1977 at University of Akron, and then attended the Ohio College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1988.

Dr. Son Nguyen
Age - 45
Director since September 1999

     Dr. Son Nguyen M.D. Director - Dr. Nguyen was elected as a Director of SurgiCare in August of 1999, and was elected by the Board of Directors to serve as Treasurer. His Term as Treasurer will begin on the date of the annual shareholders meeting, July 26, 2000. He has been in private practice for 13 years. He received his undergraduate degree from Waynesberg College and then attended the University of Cincinnati Medical School. He has been a Diplomat of the American Board of Anesthesia since 1989, and a Fellow of the American College of Pain Medicine since 1994.

Dr. Sherman Nagler
Age - 45
Director Since 1999

     Dr. Sherman Nagler D.P.M. was elected as Director and Secretary of SurgiCare on July 10, 1999. Dr. Nagler has served as Secretary of Bellaire since March of 1995. He has been in private practice for16 years. He received his undergraduate degree in 1977 at State University of New York at Plattsburgh, and then attended the New York College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1985.

ADDITIONAL DIRECTORS

     In addition to the Directors the Nominating Committee has recommended, there are three vacant directors seats to be filled. The Nominating Committee and the Board of Directors have chosen not to recommend and individuals to fill these vacancies, however they have chosen to nominate the following individuals to fill the vacancies and to hold office until the next Annual Meeting and until the election and qualification of their successors, Dr. William Bradbury, Dr. Shirley Browne, Dr. Larry Likover, Dr. Gregory Mangum, Dr. Bruce Miller, Dr. Long Nguyen, Dr. Maynard Nussbaum, Dr. Robert parker, Dr, Jeffery Ross, and Dr. Brain Zale. Dr. Shirley Browne is currently serving on the Board. It is intended that unless a shareholder indicates on the enclosed proxy that he wishes to vote for one or more of these nominees the shares represented by proxy will not be voted, and will abstain from voting for any of these additional nominees.

Dr. William Bradbury
Age - 50

     Dr. William Bradbury, D. P.M. has been in private practice for 23 years. He received his undergraduate degree in 1977 at University of Houston and then attended the California College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1986.

Dr. Shirley Browne
Age - 47
Director since September 1999

     Dr. Shirley Browne M.D. has served as the Medical Director of Bellaire since September of 1998. She has been in practice for 19 years. She received her undergraduate degree from Lamar University, and then attended the University of Texas Medical School, Houston.

Dr. Larry Likover
Age - 49

     Dr. Larry Likover, M.D. has been in private practice for 21 years. He received his undergraduate degree in 1972 at University of Michigan and then attended the Baylor College of Medicine. He has been a Diplomat of the American Board of Orthopedic Surgery since 1991.

Dr. Gregory Mangum
Age - 52

     Dr. Gregory Mangum, D.P.M. has been in private practice for 21 years. He received his undergraduate degree in 1971 at University of Maryland and then attended the Pennsylvania College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery and American Board of Podiatric Orthopedics since 1986.

Bruce Miller
Age - 52

     Dr. Bruce Miller, D.P.M. has been in private practice for 25 years. He received his undergraduate degree in 1969 at Temple University and then attended the Pennsylvania College of Podiatric Medicine He has been a Diplomat of the American Board of Podiatric Surgery since 1986.

Dr. Michael Mineo
Age - 57
Director Since 1999

     Dr. Michael Mineo D.P.M. was elected as Director and Treasurer of SurgiCare on July 10, 1999. Dr. Mineo has served as Vice-President of Bellaire SurgiCare, Inc. since March of 1995. He has been in private practice for 29 years. He received his undergraduate degree in 1964 from Geneva College, Beaver Falls, PA, and then attended the Ohio College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1979, and a Fellow of the American College of Foot Surgeons since 1980.

Dr. Long Nguyen
Age - 53

     Dr. Long Nguyen, M.D. has been in private practice for 16 years. He received his undergraduate degree in 1967 at Saigon Medical School and then
attended  the  School  of  Medicine  and   Pharmacology,  Univercity of Saigon.

Dr. Maynard Nussbaum
Age - 53

     Dr. Maynard Nussbaum, D.P.M. has been in private practice for 27 years. He received his undergraduate degree in 1968 at University of Houston and then attended the Wm. Scholl College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1985.


Dr. Robert Parker
Age - 57

     Dr. Robert Parker, D.P.M. has been in private practice for 31 years. He received his undergraduate degree in 1965 at University of Houston and then attended the Ohio College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1976.


Dr. Jeffrey Ross
Age - 46

     Dr. Jeffrey Ross, D.P.M. has been in private practice for 18 years. He received his undergraduate degree in 1975 at University of Rhode Island and then attended the New York College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1984.


Dr. Brian Zale
Age - 45

     Dr. Brian Zale, D.P.M. has been in private practice for 18 years. He received his undergraduate degree in 1972 at Illinois State University and then attended the Wm. Scholl College of Podiatric Medicine. He has been a Diplomat of the American Board of Podiatric Surgery since 1985.




INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board of Directors held four meetings, including regular and special meetings, and took action by written consent two times during 1999. Each director attended at least 75% of the meetings of the Board of Directors and committees thereof on which the director serves.

     The Committees of the Board of Directors consist of an Audit Committee, on which, Drs Blumfield, Son Nguyen, Nagler, and Mineo, and Charles Cohen serve, a Compensation Committee, on which Drs Nagler, Browne, Son Nguyen, Penso, and Mineo serve, and a Nominating Committee, on which Drs Blumfield, Browne, and Penso, and Charles Cohen serve. During 1999, the Audit Committee met once, the Compensation Committee met twice, and the Nominating committee met once. The Audit Committee is responsible for recommending the independent public accountants to the Board of Directors, reviewing audits, fees and supervising matters relating to audit functions and other financial controls. The Compensation Committee is responsible for approving compensation arrangements for executive officers of the Company, reviewing compensation plans, granting stock options, restricted stock and bonus stock awards and reviewing employee compensation policies. The functions of the Nominating Committee are to screen, select and recommend appropriate candidates for election as Directors to the Company's Board of Directors. The Nominating Committee will consider nominees recommended by stockholders of the Company for the 2001 Annual Meeting if the names and qualifications of such nominees are submitted in writing by November 30, 2000, to the Secretary of the Company, 6699 Chimney Rock Suite 105, Houston, Texas, who will then forward the recommendation to the Chairman of the Nominating Committee.


COMPENSATION OF DIRECTORS

     Directors are entitled to receive a retainer equal to 1,000 restricted shares of the Company's Common Stock, to be issued effective the date of the annual meeting of shareholders at which the director is elected to serve. In addition all board members are reimbursed for expenses incurred in attending such meetings. Each director has waved his or her right to any compensation for the 1999/2000 term, (July 1999 through July 2000), and has further agreed to accrue any compensation due from future terms, until such time has The Company has successfully expanded beyond it current holdings.


REQUIRED VOTE

     Directors must be elected by a plurality of the votes cast, in person or by proxy, by the holders of Common Stock and Series A Preferred Stock entitled to vote at the Annual Meeting at which a quorum is present. The Company's Amended and Restated Certificate of Incorporation does not provide for cumulative voting, and, accordingly, the holders of the common Stock do not have cumulative voting rights with respect to the election of directors.



      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
               ELECTION OF ALL OF THE PROPOSED NOMINEES (Six Persons)
                           TO THE BOARD OF DIRECTORS.



                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information regarding beneficial ownership as of April 30, 2000 (unless otherwise indicated) by (i) all directors, nominees for directors and executive officers, (ii) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company, and (iii) all directors and officers as a group. Except as otherwise indicated, the beneficial owners listed below have sole voting and investment power with respect to all shares owned by them, except to the extent such power is shared by a spouse under applicable law.


Title of Class             Name and address of              Amount and nature of         Percent of Class
                           Beneficial Owner                 Beneficial Ownership (a)

Common Stock              SCOA II / Dr. Huffmyer                 1,095,556                    8.695%
                            1930 S. Bryant
                            Edmond, OK 73013
  Common Stock              David Blumfield                      804,444 (b)                   6.357%
  Common Stock              Sherman Nagler                       804,444 (b)                   6.357%
  Common Stock              William Bradbury                     804,444 (b)                   6.357%
  Common Stock              Robert Parker                        804,444 (b)                   6.357%
                            Jeffrey Penso                        804,444 (b)                   6.357%
  Common Stock              Gregory Mangum                       804,444 (b)                   6.357%
  Common Stock              Jeffrey Ross                         804,444 (b)                   6.357%
  Common Stock              Michael Mineo                        804,444 (b)                   6.357%
  Common Stock              Bruce Miller                         804,444 (b)                   6.357%
  Common Stock              Brain Zale                           804,444 (b)                   6.357%
  Common Stock              Son Nguyen                           804,444 (b)                   6.357%
  Common Stock              Long Nguyen                          804,444 (b)                   6.357%
  Common Stock              Larry Likover                        804,444 (b)                   6.357%
  Common Stock              Shirley Browne                       402,222 (c)                   3.179%
  Common Stock              Dr. Maynard Nussbaum

  All officers and                                             4,454,462 (a)                   35.36%
  directors                                                      550,000 (b)                   37.93%
  (seven persons)

a. As of April 30, 2000, 12,596,657shares of common stock were issued and outstanding. Unless otherwise noted, the security ownership disclosed in the table is of record and beneficial.
b. Includes 74,074 shares held in trust pursuant to that Voting Trust Agreement, dated, of July 28, 1999 (the "Voting Trust Agreement"), between and among the shareholders and David Blumfield, D.P.M., trustee. A total of 1,000,000 shares of Common Stock have been deposited in the voting trust created pursuant to such Voting Trust Agreement. Dr. Blumfield is deemed to have sole voting power as to such shares.
c.   Includes  37,037  shares  held  in  trust  pursuant  to  the  Voting  Trust
     Agreement.
d. As of April 30, 2000, 1,450,000 shares of Series A Preferred were issued and outstanding. Unless otherwise noted, the security ownership of such Series A Preferred disclosed in the table is of record and beneficial.
e. As of January 31, 2000, 12,596,657 shares of common stock were issued and outstanding. Unless otherwise noted, the security ownership disclosed in the table is of record and beneficial.
f. Includes 74,074 shares held in trust pursuant to that Voting Trust Agreement, dated, of July 28, 1999 (the "Voting Trust Agreement"), between and among the shareholders and David Blumfield, D.P.M., trustee. A total of 1,000,000 shares of Common Stock have been deposited in the voting trust created pursuant to such Voting Trust Agreement. Dr. Blumfield is deemed to have sole voting power as to such shares.
g.   Includes  37,037  shares  held  in  trust  pursuant  to  the  Voting  Trust
     Agreement.
h. As of April 30, 2000, 1,450,000 shares of Series A Preferred were issued and outstanding. Unless otherwise noted, the security ownership of such Series A Preferred disclosed in the table is of record and beneficial.

                             EXECUTIVE COMPENSATION

     The following table sets forth summary information concerning compensation paid or accrued by or on behalf of the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 (hereinafter, collectively referred to as the "Named Executive Officers") for services rendered in all capacities to the Company for the years ended December 31, 1997, 1998 and 1999. Each of the persons indicated received their compensation as a director or officer of Bellaire.





Name ..................           Principal Position           Year       Salary

David Blumfield ............      President and CEO            1999      $24,000
 Charles Cohen .............      Chief Operating Officer      1999      $75,000
                                                               1998      $50,000




EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:


Name ........................                Age         Principal Position

David Blumfield ...................          41          President and CEO
 Charles Cohen ....................          39          Chief Operating Officer




     See "Proposal 1: Election of Directors" for information regarding the backgrounds of Dr. Blumfield and Mr. Cohen.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report is submitted by the Compensation Committee of the Company at the direction of the Board of Directors pursuant to rules established by the Commission. This report provides certain data and information regarding the compensation and benefits provided the Company's Chief Executive Officer, as well as to Charles S. Cohen.

     The Compensation Committee is responsible for establishing and administering the Company's executive compensation policies and programs within the guidelines of the Company's compensation philosophy. Recommendations relating to the compensation of the Named Executive Officers are made by the Compensation Committee to the Board of Directors, which makes the final decisions as to compensation. Employees serving on the Board of Directors do not participate in the determination of their own compensation.

COMPENSATION PHILOSOPHY

     The Compensation Committee has recently adopted the philosophy to provide significant ownership opportunity to the Named Executive Officers so that they will be motivated to enhance shareholder return and increase shareholder value. The compensation policies and programs utilized by the Compensation Committee and endorsed by the Board of Directors generally consist of the following:

     - Recommend the Named Executive Officers' total compensation in relation to Company performance;
     - Provide long-term incentive compensation in the form of stock options to attract, retain, motivate and reward individuals with the experience and skills necessary to promote the Company's success.

     The compensation program of the Company will generally consists of (i) base salary and annual incentive compensation in the form of cash bonuses and/or stock option awards and (ii) long-term incentive compensation in the form of stock options.


COMPENSATION

     The 1999 compensation package for each Named Executive Officer was determined based on their individual and unique contributions to the Company.

     The 1999 compensation package for the Named Executive Officers was in the form of a base salary, which in 1999 was solely payable in cash.

     The following briefly describes the sources of compensation:

BASE COMPENSATION

     The Company's annual salary levels are intended to reflect the contribution to the Company and level of responsibility of the particular executive officer given the Company's challenging business environment. Individual base salary levels are established based on these guidelines.

ANNUAL INCENTIVES

     Bonus opportunities will be established in recognition of the bonuses paid in the health care industry and in consideration of the level of each of the Named Executive Officers' position in the Company and resulting influence on business success. The bonus will be stated as a percentage of annual salary of the Named Executive Officers. In establishing the level of bonuses actually paid, the Compensation Committee expected to utilize a formula based upon a comparison of actual earnings per share and return on capital achieved during the year as compared to budgeted amounts for such results. Each of these factors is expected to be weighted equally in application of the bonus formula.

LONG-TERM COMPENSATION

     The Company's long-term compensation strategy will include the granting of stock options. The Company has not adopted any stock option plan and has not issued stock options as of the date of this proxy statement, and it is anticipated that the Company adopt a stock option or similar plan within the next "12" months. The Company expects to grant stock options to provide a total compensation package that rewards contributions by the executive officers to the Company's long-term stock performance. These grants will be intended not only to motivate and retain the Named Executive Officers in the service of the Company, but also to more closely align the Named Executive Officers' interests with those of the Company's shareholders.

     In making its decisions to approve stock option awards to the Named Executive Officers, the Compensation Committee will evaluate the Company's performance for the year, the Company's transition plans, the desirability of long-term service from the Named Executive Officers. In connection with the ongoing compensation plans, the Compensation Committee intends to promote long-term compensation structures which, in the Compensation Committee's opinion, provide features which properly align the Company's executive compensation with corporate performance and the interest of its shareholders and which offer competitive compensation relevant to comparable opportunities in the marketplace.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On July 21, 1999, the Board of Directors of both SurgiCare and Bellaire unanimously approved SurgiCare's acquisition, effective July 1, 1999 of 100% (1,350 shares) of the issued and out standing common stock of Bellaire in exchange for 10,955,556 shares of SurgiCare's common stock and 1,350,000 shares of SurgiCare's Series A Preferred. This acquisition was accounted for as a reverse merger. Following the closing of the transaction, Bellaire became a wholly owned subsidiary of SurgiCare. At the time of the approval by both boards of directors, the shareholders of Bellaire jointly held the majority of the issued and outstanding shares of SurgiCare. In addition four of the five members of the Board of Directors of SurgiCare each individually held 7.4% of the out standing and issued shares of Bellaire.

     In determining the amount and character of the consideration to be paid by SurgiCare for the Bellaire stock, the boards of directors of both SurgiCare and Bellaire considered numerous factors, including the then inactive status of SurgiCare and prior offers that Bellaire had received for the acquisition of Bellaire by others.

     Bellaire has entered into a formal "Affiliation Agreement" effective July 1,1999 with Surgical Centers of America, Inc. ("SCOA") of which Dr. Huffmyer is President and CEO and owns 8.695% of the outstanding equity interest, pursuant to which agreement SCOA will render certain administrative and other services to Bellaire. SCOA has developed extensive policies and procedures that have been approved by all governmental licensing and regulatory authorities. These policies and procedures pertain to both clinical and administrative services. Throughout this affiliation agreement Bellaire is licensed to utilize these policies and procedures at each of its centers. SCOA has a managed care department that is continually reviewing managed care contracts, negotiating new contracts and negotiating the renewal of existing contract. Through the SCOA / Bellaire affiliation agreement, Bellaire utilizes the services provided by this department. SCOA has also negotiated national buying contracts that increase the buying power of each surgery centers which have affiliation with SCOA.. These contracts can substantially decrease the cost of surgical supplies. SurgiCare through its affiliation agreement participates in all of SCOA's national buying contract. Bellaire will pay to SCOA 2% of the total cash surgery center collections monthly for these services. SurgiCare believes that the terms of such agreement are no less favorable to SurgiCare and Bellaire than could be obtained from surgery center management companies not affiliated with the Company. Prior to SurgiCare's reverse merger with Bellaire, SCOA provided management and administrative services to Bellaire. In consideration of the termination of this pre-existing management contract, SurgiCare issued SCOA 1,095,556 shares of SurgiCare common stock.

     Bellaire-leases space for its offices in a medical office building owned by a partnership in which Dr.Mineo, a director and shareholder of SurgiCare, has a
25% interest. The   lease   expires  in  2004.   During  1999,   Bellaire   paid
approximately $180,000 as rent to the partnership.


                              SHAREHOLDER PROPOSALS

2001 ANNUAL MEETING

     If a shareholder wishes to have a proposal considered for inclusion in the Company's proxy materials for the 2001 annual meeting of shareholders, the proposal must comply with the Commission's proxy rules, be stated in writing and be submitted on or before January 3, 2001.

DISCRETIONARY AUTHORITY

     The deadline for delivering a notice of shareholder proposal, other than a proposal to be included in the proxy materials for the 2001 annual meeting of shareholders will be March 31, 2001. Any notice of shareholder proposal received after March 31, 2001 will be considered untimely. The persons named as proxies in the Proxy Statement may exercise discretionary voting authority with respect to any matter that is not submitted to the Company by such date. Additionally, even if proper notice is received on or prior to March 31, 2001, the individuals named as proxies on the proxy card for that meeting may nevertheless exercise their discretionary authority in voting such proxies with respect to such proposal by advising the shareholders of the proposal and how they intend to exercise their discretion to vote on such proposal, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act. Any proposals should be mailed to the Company at 6699 Chimney Rock, SUITE 105, Houston, Texas 77081,
Attention: Dr. Sherman Nagler, Secretary.

PROPOSAL 2:       APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has recommended the appointment of Weinstein Spira & Company L.L.P. ("Weinstein Spira") as the Company's independent auditors for the fiscal year ending December 31, 2000. Weinstein Spira has served as independent auditors to the Company or Bellaire since 1998.

     Services provided to the Company and its subsidiaries by Weinstein Spira with respect to 1999 included the audit of the Company's consolidated financial statements and the 401(k) Plan, services related to filings with the Securities and Exchange Commission, tax filings and consultations on various tax and acquisition due diligence matters.

     In the event stockholders do not ratify the appointment of Weinstein Spira as the Company's independent auditors for the current fiscal year, such appointment will be reconsidered by the Audit Committee and the Board of Directors.
     Representatives of Weinstein Spira will be present at the Annual Meeting to respond to appropriate questions and to make The enclosed form of Proxy provides a means for stockholders to vote for the approval of the appointment of Weinstein Spira orto abstain from voting with regard to the approval of the appointment of Weinstein Spira. Each properly executed Proxy received in time for the meeting will be voted as specified therein. If a shareholder executes and returns a Proxy but does not specify otherwise, the shares represented by such shareholder's Proxy will be counted for approval of the appointment of Weinstein Spira.

     THE  BOARD   UNANIMOUSLY   RECOMMENDS  THAT  THE  STOCKHOLDERS  VOTE  "FOR"
RATIFICATION OF THE APPOINTMENT OF WEINSTEIN SPIRA & COMPANY L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other matters to be brought before the Annual Meeting. If any other matters, however, are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.


     UPON THE WRITTEN REQUEST OF ANY HOLDER OF THE COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE COMMISSION. REQUESTS SHOULD BE DIRECTED TO CHARLES S. COHEN, CHIEF OPERATING OFFICER, SURGICARE, INC., 6699 CHIMNEY ROCK, SUITE 105, HOUSTON, TEXAS 77081.

                                          By Order of the Board of Directors,


                                          /s/ Dr. Sherman Nagler
                                          -----------------------
                                          Secretary

                                  SURGICARE, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 26 2000

     The undersigned hereby appoints Dr. David Blumfield and Dr. Sherman Nagler, or either of them, with power of substitution, as proxies to vote all shares of SurgiCare, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders to be held at the corporate offices located at 6699 Chimney Rock, Suite 105, Houston, Texas 77081., at 6:30 P.M. on July 26 2000, on the following matters as indicated below and such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1) AND (3)

(1)      ELECTION OF DIRECTOR (Nominees Recommended by a majority vote of the
                               Nominating Committee)

a)       Dr. David Blumfield
                         FOR                AGAINST           ABSTAIN
b)       Charles S. Cohen
                         FOR                AGAINST           ABSTAIN
c)       Dr. Son Nguyen
                         FOR                AGAINST           ABSTAIN
d)       Dr. Jeffrey Penso
                         FOR                AGAINST           ABSTAIN
e)       Dr. Sherman Nagler
                         FOR                AGAINST           ABSTAIN
f)       Dr. Joe "Buddy" Huffmyer
                         FOR                AGAINST           ABSTAIN

(2)      ELECTION OF ADDITIONAL DIRECTORS


                           Dr. William Bradbury
                           Dr. Shirley Browne
                           Dr. Larry Likover
                           Dr. Gregory Mangum
                           Dr. Bruce Miller
                           Dr. Michael Mineo
                           Dr. Long Nguyen
                           Dr. Maynard Nussbaum
                           Dr. Robert Parker
                           Dr. Jeffrey Ross
                           Dr. Brain Zale


                           Please select three names from the above list such that the total of (1) and (2) equal nine.

a)       __________________________________________

b)       __________________________________________

c)       __________________________________________



(3) PROPOSAL TO APPROVE THE SELECTION OF WEINSTEIN SPIRA & COMPANY L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

                           FOR              AGAINST           ABSTAIN

(4)      OTHER MATTERS

                           FOR              AGAINST           ABSTAIN




INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES, WRITE THEIR NAMES IN THE SPACE PROVIDED BELOW:

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------


IN THEIR DISCRETION, THE PROXIES NAMED ABOVE MAY VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

            THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

       THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.
        ALL MATTERS TO BE VOTED ON ARE PROPOSED BY THE COMPANY IN THE MANNER
                     STATED IN THE ACCOMPANYING PROXY STATEMENT

     The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. A vote against any of the proposals will not count as a vote for adjournment of the Annual Meeting. If no direction is made, this Proxy will be voted (i) FOR the nominees listed in item (1) as directors of the Company, and (ii) FOR approval of the appointment of Weinstein Spira & Company, L.L.P., as independent auditors of the Company.

                                            Please sign exactly as your name
                                            appears on this Proxy Card. When
                                            signing as attorney, executor,
                                            administrator, trustee or
                                            guardian, please give full title
                                            as such. If a corporation, please
                                            sign in full corporate name by
                                            President or other authorized
                                            officer. If a partnership or
                                            limited liability entity, please
                                            sign in full name of such entity
                                            by authorized person.

                                               Dated:                     , 2000
                                                 --------------------------

                                               ---------------------------------
                                               Signature of Shareholder

                                               ---------------------------------
                                               Signature if held jointly

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.